INTEGRATED PHARMACEUTICALS, INC.

REGISTRATION RIGHTS AGREEMENT

_____________, 2004

Integrated Pharmaceuticals, Inc., an Idaho corporation (the "Company"), and the accredited investor identified listed on the signature pages hereof (the "Purchaser") hereby agree as follows as of the date first written above:

Background:

The Purchaser has subscribed for the purchase of shares (the "Shares") of the Company’s Common Stock, $0.01 par value per share (the "Common Stock") at part of the Company’s 2004 Private Placement (the "Offering"), in which the Company hopes to raise up to $4 million. In connection with such purchase, the Company and the Purchaser wish to enter into certain arrangements with respect to the registration a public sale of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), along with similar sales of Common Stock by other purchasers in the Offering.

Agreement:

1. Definitions

(a)	"Commission" shall mean the Securities and Exchange Commission.

(b)	"Common Shares" shall mean the shares of Common Stock authorized by the Company’s Certificate of Incorporation and any additional shares of Common Stock which may be authorized in the future by the Company.

(c)	"Public Offering" shall mean any offering of Common Shares to the public, either on behalf of the Company or any of its security holders, pursuant to an effective registration statement under the Securities Act.

(d)	"Registrable Securities" shall mean (a) the Common Shares at any time issued or subject to issuance upon the conversion of convertible notes or any series of preferred stock, warrants, options or rights, the holders of which are granted registration rights by agreement with the Company (including the warrants issuable to subscribers under the Offering), and (b) any additional Common Stock issued upon any stock split, stock dividend, recapitalization, or similar event. Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall be eligible to be distributed pursuant to Rule 144 under the Securities Act in a single three-month period by the holder thereof.

(e)	"Registration Expenses" means all of the expenses incident to a Public Offering conducted in compliance with this Agreement including, without limitation, state and federal registration and filing fees, securities exchange listing and NASD fees, legal and accounting fees, the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities.

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2.    Demand Registration

2.1    Right to Register Sale. Subject to Sections 2.2 through 2.4, if at any time after the first anniversary of this Agreement the Company shall receive a written request therefor from the record holders of an aggregate of more than 50% of the then-outstanding Registrable Securities, the Company shall prepare and file a registration statement under the Securities Act covering such number of Registrable Securities as are the subject of such request and shall use its diligent efforts to cause such registration statement to become effective, provided, however, that the market value of the Registrable Securities to be included in any such registration exceeds $1,500,000.

Upon the receipt of a registration request meeting the requirements of this Section, the Company shall promptly give written notice to all other record holders of Registrable Securities that such registration is to be effected. The Company shall include in such registration statement such additional Registrable Securities as such other record holders request in writing within thirty (30) days after the date of the Company's written notice to them. The Company shall be obligated to prepare, file and cause to be effective only one (1) registration statement pursuant to this Section 2.1.

            2.2    Underwritten Offering. At the request of the holders of a majority of the Registrable Securities to be registered, the method of disposition of all Registrable Securities included in such registration shall be an underwritten Public Offering. The managing underwriter of any such Public Offering shall be selected by the Company. If in the good faith judgment of the managing underwriter of such Public Offering, the inclusion of all of the Registrable Securities proposed to be sold would interfere with their successful marketing, the number of Registrable Securities to be included in the Public Offering shall be reduced, pro rata, among the requesting holders thereof (the "Selling Holders") in proportion to the number of Registrable Securities included in their respective requests for registration. Registrable Securities that are so excluded from such underwritten Public Offering shall be subject to Section 9 hereof.

            2.3    Delay. The Company may delay initiating the preparation and filing of any registration statement requested pursuant to Section 2.1 for a period not to exceed one hundred eighty (180) days if, in the good faith judgment of the Company's Board of Directors, filing the registration statement would adversely affect a proposed Public Offering by the Company or would require the premature disclosure of any financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which could have material adverse effect on the Company.

            2.4    Priority. At any time within sixty (60) days after receiving a demand for registration pursuant to Section 2.1, the Company may elect to effect an underwritten primary registration in lieu of the requested registration. If the Company so elects, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall afford such holders the rights contained in Article 3 with respect to "piggyback" registrations. In such event, the demand for registration pursuant to Section 2.1 shall be deemed to have been withdrawn.

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3.    Piggyback Registration.

            3.1    Grant of Rights. From and after the first anniversary of this Agreement, each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities (other than a registration statement on Form S-8, Form S-4 or other limited purpose form), the Company will give written notice of its determination to all record holders of Registrable Securities. Upon the written request of a record holder of any Registrable Securities given within 30 days after the date of any such notice from the Company, the Company will, except as herein provided, cause all Registrable Securities the registration of which is requested to be included in such registration statement to be so registered. Nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration.

            3.2                      Piggyback Onto Underwritten Offering. If any registration pursuant to Section 3.1 is underwritten in whole or in part, the Company may require that the Registrable Securities included in the registration be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of the Public Offering, the inclusion of all of the Registrable Securities originally covered by requests for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares offered by the Company, the number of Registrable Securities to be included in the Public Offering may be reduced in the following manner:

first, securities held by officers and directors of the Company (other than Registrable Securities) shall be excluded from such underwritten public offering to the extent required by the managing underwriter;

second, if a further reduction in the Public Offering is required, any securities other than Registrable Securities proposed to be sold in the Public Offering by persons other than the Company shall be excluded; and

third, if a further reduction in the Public Offering is required, the Registrable Securities, requested to be included in the Public Offering shall be reduced, pro rata, among the requesting holders thereof in proportion to the number of Registrable Securities subject to reduction included in their respective requests for registration;

The Registrable Securities which are thus excluded from the underwritten Public Offering shall be subject to section 9.

4.    Registration Procedures. If and whenever the Company is required by the provisions of Article 2 or Article 3 to effect a registration of Registrable Securities under the Securities Act, the Company will use its diligent efforts to effect the registration and sale of such Registrable Securities in accordance with the intended methods of disposition specified by the Selling Holders. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible:

            4.1    Filing of Registration Statement. In the case of a demand registration, prepare and file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations thereunder) and use its diligent efforts to cause such registration statement to become effective; and use reasonable efforts to furnish the Selling Holders with copies of drafts of documents proposed to be filed and provide such holders the opportunity to object to information pertaining to such holders that is contained therein.

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            4.2    Amendments and Supplements. Prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act until the earlier of (a) such completion of the offering described in the registration statement or (b) ninety (90) days after such registration statement becomes effective.

            4.3    Communications with Selling Holders. Promptly notify each Selling Holder and the underwriter or underwriters, if any, of:

(a) when such registration statement or any prospectus or amendment or supplement thereto has been filed and when the same has become effective;

(b) any post-effect communications with the Commission relating to the registration statement or prospectus.

            4.4    Copies of Prospectus. Furnish to each Selling Holder such copies of the Registration Statement and the prospectus, and such other documents, as such holder may reasonably request to facilitate the disposition of its Registrable Securities.

            4.5    Blue Sky. Use its diligent efforts to register or qualify all securities included in such registration statement under the securities laws of such states as each Selling Holder shall reasonably request and to keep such registration or qualification in effect for so long as such registration statement remains in effect, except that the Company shall not for any such purpose be required (a) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section be obl igated to be so qualified, (b) to consent to general service of process in any such jurisdiction or (c) to subject itself to taxation in any such jurisdiction by reason of such registration or qualification.

            4.6    Correction of Prospectus. Notify each Selling Holder of any event that causes any prospectus or Registration Statement then in effect to omit or misstate a material fact, and promptly prepare and furnish to such holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary to correct the misstatement or omission.

            4.7    Information From Selling Holders. The Company may require each Selling Holder to: (i) furnish the Company and the underwriters with information and affidavits regarding such holder and the holder’s proposed distribution of Registrable Securities and (ii) otherwise cooperate with the Company as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus, to maintain the currency and effectiveness thereof and otherwise comply with all applicable requirements of law in connection therewith. At any time during the effectiveness of any registration statement, if a Selling Holder becomes aware of any change materially affecting the accuracy of the information contained in such registration statement or the prospectus (as then amended or supplemented), it will immediately notify the Company of such change.

            4.8    Selling Holders’ Securities Compliance. Each Selling Holder shall, during such period as such seller may be engaged in the distribution of the Registrable Securities, comply with Regulation M promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and pursuant thereto it shall, among other things: (x) not engage in any stabilization activity in connection with the securities of the Company in contravention of such regulation; (y) distribute the Registrable Securities under the registration statement solely as provided in the registration statement; and (z) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.6, forthwith discontinue such seller's disposition of Registrable Securities until it receives the copies of the supplemented or amended prospectus contemplated by Section 4.6 and, if so directed by the Company, deliver to the Company all copies, then in such seller's possession of the prior prospectus relating to such Registrable Securities.

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5.    Expenses. With respect to any registration requested hereunder, the Company shall bear all of the Registration Expenses incident to the Company’s performance of its obligations under this Agreement in connection with such registration. The Company’s obligations to not extend to underwriting discounts, commissions and transfer taxes in respect of Registrable Securities or legal and accounting fees of the Selling Holders, which shall be payable by the holders of the Registrable Securities being registered, pro rata.

6.    Indemnification.

            6.1    Company Indemnification. The Company will, to the full extent permitted by law, indemnify and hold harmless each Selling Holder and any underwriter or controlling person of such holder from and against any and all losses, claims, damages, expenses or liabilities (collectively, "Losses") to which such holder, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such Losses are based upon any material misstatement in or omission from a registration statement or prospectus prepared by the Company pursuant to this Agreement. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such Losses arise out of or are based upon such holder’s failure to send or give a copy of the final prospectus to the persons asserting that there was such a material misstatement or omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such misstatement or omission was corrected in such final prospectus.

            6.2    Selling Holders Indemnification. Each Selling Holder will, to the full extent permitted by law, indemnify and hold harmless the Company, each other person who participates in the relevant Public Offering, and their respective underwriters, officers, directors and controlling persons, against any and all Losses to which they may become subject under the Securities Act or otherwise, insofar as such Losses are based upon any material misstatement in or omission from a registration statement prepared and filed hereunder or any prospectus contained therein, but only to the extent that such untrue statement or omission was so made in reliance upon and in conformity with written information furnished by such holder.

            6.3    Notice of Claims. An indemnified party hereunder will promptly notify the indemnifying party of the commencement of any action involving for which indemnity may be sought. In such a case, the indemnifying party shall assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If there is a conflict of interest that would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select separate counsel to represent it in such action. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not release the indemnified party from all liability in respect to such claim or litigation. No indemnifying party shall be subject to any liability for any settlement made without its consent. An indemnified party may at any time elect to participate in the defense of any claim or proceeding at its own expense.

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7.    Covenants Relating to Rule 144. If the Company is required to file reports under the Exchange Act, it will (a) file reports in compliance therewith and (b) comply with all rules and regulations of the Commission applicable to the use of Rule 144.

8.    Underwritten Offerings. If a distribution of Registrable Securities pursuant to a registration statement is to be underwritten, the Selling Holders shall be parties to such underwriting agreement and shall complete and execute all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement.

9.    Stand-Off Agreement. Each holder of Registrable Securities agrees, in connection with any Public Offering, upon request of the Company or the underwriters managing such Public Offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Shares of the Company without the prior written consent of the Company or such underwriters, as the case may be, during the seven (7) days prior to and for such period of time (not exceeding 180 days) as is requested by the underwriters after the effective date of the Public Offering.

10.    Miscellaneous

            10.1                   Amendment. The Company may amend this Agreement with the written consent of the holders of more than 50% of the Registrable Securities.

            10.2                   Termination. This Agreement, and all of the Company’s obligations hereunder (other than its obligations pursuant to Article 7, which obligations shall survive such termination), shall terminate upon the earlier to occur of (a) the date on which there are no Registrable Securities outstanding or (b) May 31, 2009.

            10.3                   Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and in accordance with the laws of the Commonwealth of Massachusetts for all purposes and respects, without giving effect to the conflict of law provisions thereof. Any suit for enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court in Boston, Massachusetts, and each party hereto consents to the non-exclusive jurisdiction of each such court.

            10.4                   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above.

INTEGRATED PHARMACEUTICALS, INC.

By:

Name:	Chinmay Chatterjee
Title:	CEO

PURCHASER:

(Type or Print Name)

By:

Print Title (if any):

Address:

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